UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2007

Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351	20-0023783
(State or Other Jurisdiction (Commission (IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA 19348
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 444-6350

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. ):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry Into a Material Definitive Agreement.

            On April 19, 2007, Genesis HealthCare Corporation, a Pennsylvania corporation (“Genesis” or the “Company”), FC-GEN Acquisition, Inc., a Delaware corporation (“FC-GEN”) and GEN Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of FC-GEN (“Merger Sub”), executed Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger, dated as of January 15, 2007, as amended by Amendment No. 1 thereto (the "first amendment"), dated as of January 25, 2007, by and among the Company, FC-GEN and Merger Sub (as amended, the “merger agreement”).

            The Amendment, among other things (i) increases the consideration payable to Genesis shareholders to $64.25 per share in cash from $63.00 per share, (ii) reduces the termination fee payable by the Company to FC-GEN and Merger Sub under certain circumstances to $15 million from $50 million and (iii) permits the Company, for a limited period ending upon receipt of shareholder approval for the proposed merger, to release counterparties from the standstill provisions under any confidentiality, standstill or similar agreement to which the Company is a party. Pursuant to the amended merger agreement, in the event that Genesis shareholders do not approve the proposed transaction, FC-GEN and Merger Sub would be entitled to receive up to $7.5 million in expense reimbursement, all of which would be creditable against, and not additive to, any termination fee that would be payable under the terms of the amended merger agreement.

            The foregoing description is qualified in its entirety by reference to the full texts of each of the merger agreement, the first amendment and the Amendment, which are attached to this Report as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference.

Item 8.01.	Other events.

On April 19, 2007, the Company issued a press release announcing its entry into the
Amendment and the planned adjournment of the 2007 annual meeting to May 4, 2007 with re-
spect to voting on the merger proposal, after conclusion of director elections. A copy of the press re-
lease is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	The Agreement and Plan of Merger, dated as of January 15, 2007, by and among
FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company on January 18,
2007).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.2 of the
Form 8.K filed by the Company on January 29, 2007).
2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 19,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation. *
99.1	Press Release, dated April 19, 2007.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and
Exchange Commission upon request.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date:  April 19, 2007

INDEX OF EXHIBITS

Number	Exhibit
2.1	The Agreement and Plan of Merger, dated as of January 15, 2007, by and among
FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company on January 18,
2007).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.2 of the
Form 8-K filed by the Company on January 29, 2007).
2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 19,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation.
99.1	Press Release, dated April 19, 2007.